Exhibit 10.1

Execution Version

STOCKHOLDER SUPPORT AGREEMENT

STOCKHOLDER SUPPORT AGREEMENT, dated as of June 18, 2020 (this “Agreement”), by and among Tortoise Acquisition Corp., a Delaware corporation (“TortoiseCorp”), and certain of the stockholders of Hyliion Inc., a Delaware corporation (the “Company”), whose names appear on the signature pages of this Agreement (each, a “Stockholder” and, collectively, the “Stockholders”), in each case, solely in such Stockholder’s capacity as a Stockholder (and not in any other capacity).

WHEREAS, TortoiseCorp, SHLL Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of TortoiseCorp (“Merger Sub”), and the Company propose to enter into, simultaneously herewith, a business combination agreement and plan of reorganization in the form attached hereto as Exhibit B (the “BCA”; terms used but not defined in this Agreement shall have the meanings ascribed to them in the BCA), which provides, among other things, that, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of TortoiseCorp; and

WHEREAS, as of the date hereof, each Stockholder owns of record the number of shares of Company Common Stock and Company Preferred Stock as set forth opposite such Stockholder’s name on Exhibit A hereto (all such shares of Company Common Stock and Company Preferred Stock and any shares of Company Common Stock and Company Preferred Stock of which ownership of record or the power to vote is hereafter acquired by the Stockholders prior to the termination of this Agreement being referred to herein as the “Shares”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Agreement to Vote. Each Stockholder, by this Agreement, with respect to its Shares, severally and not jointly, (unless this Agreement shall have been terminated in accordance with Section 5) hereby agrees to vote, at any meeting of the stockholders of the Company, and in any action by written consent of the stockholders of the Company (which written consent shall be delivered promptly, and in any event within twenty four (24) hours, after the Company requests such delivery), all of such Stockholder’s Shares held by such Stockholder at such time (a) in favor of the approval and adoption of the BCA and approval of the Merger and all other transactions contemplated by the BCA (including but not limited to approval of the conversion of all Company Preferred Stock into Company Common Stock subject to and effective immediately prior to the Closing under the BCA) and (b) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the BCA or that would reasonably be expected to result in the failure of the Merger from being consummated. Each Stockholder acknowledges receipt and review of a copy of the BCA.

2. Transfer of Shares. Unless this Agreement shall have been terminated in accordance with Section 5, each Stockholder, severally and not jointly, agrees that it shall not (a) sell, assign, transfer (including by operation of law), pledge, dispose of, permit to exist any material lien with respect to, or otherwise encumber any of the Shares or otherwise agree to do any of the foregoing, except for a sale, assignment or transfer pursuant to the BCA or to another stockholder of the Company that is a party to this Agreement and bound by the terms and obligations hereof, (b) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Shares; provided, that the foregoing shall not prohibit the transfer of the Shares to (i) if Stockholder is an individual (A) to any member of such Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, the sole trustees of which are such Stockholder or any member of such Stockholder’s immediate family or (B) by will, other testamentary document or under the laws of intestacy upon the death of Stockholder; or (ii) if Stockholder is an entity, a partner, member, or affiliate of Stockholder, but only if, in the case of clause (i) and (ii), such transferee shall execute this Agreement or a joinder agreeing to become a party to this Agreement.

3. Exclusivity. Unless this Agreement shall have been terminated in accordance with Section 5, each Stockholder, severally and not jointly, agrees not to, and shall cause its Representatives not to, directly or indirectly, solicit, initiate or continue any discussions or negotiations with, or encourage or respond to any inquiries or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any way with any person or other entity or “group” within the meaning of Section 13(d) of the Exchange Act, concerning an Alternative Transaction. Each Stockholder shall, and shall direct its Representatives to, immediately cease any and all existing discussions or negotiations with any person conducted heretofore with respect to any Alternative Transaction (other than the transactions contemplated by the BCA) to the extent required by the BCA. If any Stockholder receives any inquiry or proposal with respect to an Alternative Transaction at any time prior to the termination of this Agreement in accordance with Section 5, then such Stockholder shall promptly (and in no event later than twenty-four (24) hours after such Stockholder become aware of such inquiry or proposal) notify such person in writing that the Company is subject to an exclusivity agreement with respect to the sale of the Company that prohibits them from considering such inquiry or proposal.

4. Representations and Warranties. Each Stockholder, severally and not jointly, represents and warrants to TortoiseCorp as follows:

(a) The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby do not and will not (i) conflict with or violate any United States or non-United States statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order applicable to such Stockholder, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any encumbrance on any Shares (other than under this Agreement, the BCA and the agreements contemplated by the BCA) or (iv) conflict with or result in a breach of or constitute a default under any provision of such Stockholder’s governing documents or any agreement (including any voting agreement) to which such Stockholder is a party.

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(b) As of the date of this Agreement, such Stockholder owns exclusively of record and has good and valid title to the Shares set forth opposite the Stockholder’s name on Exhibit A free and clear of any security interest, lien, claim, pledge, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind, other than pursuant to (i) this Agreement, (ii) applicable securities laws, and (iii) the Company’s Certificate of Incorporation and bylaws, or that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of August 29, 2017, by and among the Company and the persons named therein, and as of the date of this Agreement, such Stockholder has the sole power (as currently in effect) to vote in accordance with this Agreement and right, power and authority to sell, transfer and deliver such Shares, and such Stockholder does not own, directly or indirectly, any other Shares.

(c) Such Stockholder has the power, authority and capacity to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by such Stockholder.

5. Termination. This Agreement and the obligations of the Stockholders under this Agreement shall automatically terminate upon the earliest of (a) the Effective Time; (b) the termination of the BCA in accordance with its terms and (c) the effective date of a written agreement of the parties hereto terminating this Agreement. Upon termination of this Agreement, neither party shall have any further obligations or liabilities under this Agreement; provided that nothing in this Section 5 shall relieve any party of liability for any willful material breach of this Agreement occurring prior to termination. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Closing or the termination of this Agreement.

6. Miscellaneous.

(a) Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

(b) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 6(b)):

If to TortoiseCorp, to it at:

Tortoise Acquisition Corp.

452 Fifth Avenue

14th Floor

New York, NY 10018

Attention: Vincent T. Cubbage; Steven C. Schnitzer

Email: vcubbage@tortoiseadvisors.com; sschnitzer@tortoiseadvisors.com

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with a copy to:

Vinson & Elkins L.L.P.

1114 Avenue of the Americas

32nd Floor

New York, NY 10036

Attention: Brenda Lenahan; Ramey Layne; John Kupiec

Email: blenahan@velaw.com; rlayne@velaw.com; jkupiec@velaw.com

If to a Stockholder, to the address or email address set forth for Stockholder on the signature page hereof.

(c) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(d) This Agreement and any other Ancillary Agreement to which the Stockholder is a party constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by any party without the prior express written consent of the other parties hereto.

(e) Except as set forth below, this Agreement shall be binding upon and inure solely to the benefit of each party hereto (and TortoiseCorp’s permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. No Stockholder shall be liable for the breach by any other Stockholder of this Agreement.

(f) The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(g) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court. The parties hereto hereby (i) submit to the exclusive jurisdiction of the Delaware Chancery Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (ii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereunder may not be enforced in or by any of the above-named courts.

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(h) This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(i) At the request of TortoiseCorp, in the case of any Stockholder, or at the request of the Stockholders, in the case of TortoiseCorp, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(j) This Agreement shall not be effective or binding upon any Stockholder until after such time as the BCA is executed and delivered by the Company, TortoiseCorp and Merger Sub.

(k) Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 6(k).

(l) Stockholder signs this Agreement solely in Stockholder’s capacity as a holder of Shares of the Company, and not in Stockholder’s capacity as a director, officer or employee of Company or in Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TORTOISE ACQUISITION CORP.

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer and President

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THOMAS HEALY

/s/ Thomas Healy
Thomas Healy

Address:	3201 Esperanza Crossing APT 510
Austin, TX 78758

Email:	thomas@hyliion.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EDWARD OLKKOLA

/s/ Edward Olkkola
Edward Olkkola

Address:	608 Innwood DR
Georgetown, TX 78628

Email:	ed@teakwoodcapital.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

JEANNE OLKKOLA

/s/ Jeanne Olkolla
Jeanne Olkkola

Address:	608 Innwood Dr.
Georgetown, TX 78628

Email:	jeannerene.61@gmail.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DAVID DOUGLAS

/s/ David Douglas
David Douglas

Address:	1623 Harvard Street
Houston, TX 77008

Email:	david@falconpartnersltd.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

AXIOMA VENTURES, LLC

By:	Axioma Holdings, LLC
Its:	Sole Member
By:	Axioma Management, LLC
Its:	Manager

By:	/s/ Howard Jenkins
Name:	Howard Jenkins
Title:	Manager

Address:	601 S. Boulevard
Tampa, FL 33606

Email:	hmjhmj@me.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COLLE CAPITAL PARTNERS I, LP

By:	/s/ Victoria Grace
Name:	Victoria Grace
Title:	Authorized Person

Address:	55 Hudson Yards
NY NY 10001

Email:	victoria@collecapital.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COLLE HLN ASSOCIATES LLC

By:	/s/ Victoria Grace
Name:	Victoria Grace
Title:	Authorized Person

Address:	55 Hudson Yards
NY NY 10001

Email:	victoria@collecapital.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CONCORD PARTNERS LLC

By:	/s/ David Douglas
Name:	David Douglas
Title:	Vice President and Corporate Secretary

Address:	1623 Harvard Street
Houston, TX 77008

Email:	david@falconpartnersltd.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CRA FUND II LLC

By:	Berkshire Partners LLC
Its:	Manager

By:	/s/ Daniel P. Carbonneau
Name:	Daniel P. Carbonneau
Title:	A Duly Authorized Signatory

Address:	c/o Berkshire Partners LLC
200 Clarendon Street
Boston, MA 02116
Email:	crafund2berkshirepartners.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DOUGCAP, LLC

By:	/s/ Steven Douglas
Name:	Steven Douglas
Title:	Managing Member

Address:	3015 Virginia St,
Houston, TX 77098

Email:	steven@dougcapmgmt.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ROTUNDA ENTERPRISES, LLC

By:	/s/ Steven Douglas
Name:	Steven Douglas
Title:	Managing Member

Address:	3015 Virginia St,
Houston, TX 77098

Email:	steven@dougcapmgmt.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FJ MANAGEMENT INC.

By:	/s/ Richard Bozzelli
Name:	Richard Bozzelli
Title:	Chief Financial Officer

Address:	185 S. State Street, Ste. 1300
Salt Lake City, UT 84111

Email:	rick.bozzelli@fjmgt.com

Signature page to Stockholder Support Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NEW ERA CAPITAL PARTNERS, L.P.

By:	/s/ Gideon Argov
Name:	Gideon Argov
Title:	General Partner

Address:	99 Lincoln Street
Newton Highlands, MA 02461

Email:	gideon@neweracp.com

Signature page to Stockholder Support Agreement